                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant        [X]
Filed by a Party other than the Registrant     [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement             [ ]  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e) (2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

               Salomon Brothers Emerging Markets Income Fund Inc.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------

     (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------
     (5) Total fee paid:

-------------------------------------------------------------------------------
     [ ] Fee paid previously with preliminary materials.

-------------------------------------------------------------------------------
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

-------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

-------------------------------------------------------------------------------
     (3) Filing Party:

-------------------------------------------------------------------------------
     (4) Date Filed:

-------------------------------------------------------------------------------

                    SALOMON BROTHERS EMERGING MARKETS INCOME
                                    FUND INC.
                   125 BROAD STREET, NEW YORK, NEW YORK 10004




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



                                                              November 12, 2003



To the Stockholders:


     The Annual Meeting of Stockholders (the "Meeting") of Salomon Brothers Emerging Markets Income Fund Inc. (the "Fund") will be held at Citigroup Center, 153 East 53rd Street, 14th Floor, New York, New York, on Thursday, December 11, 2003, at 3:00 p.m., New York time, for the purposes of considering and voting upon the following:

     1.  The election of Directors (Proposal 1); and

     2.  Any other business that may properly come before the Meeting.

     The close of business on November 4, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.



                                      By Order of the Board of Directors,


                                      Christina T. Sydor
                                      Secretary


-----------------------------------------------------------------------------
   TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.
-----------------------------------------------------------------------------

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                            REGISTRATION                                         VALID SIGNATURE
                            ------------                                         ---------------
   CORPORATE ACCOUNTS
   ------------------
   (1) ABC Corp. ...................................................   ABC Corp. (by John Doe, Treasurer)
   (2) ABC Corp. ...................................................   John Doe, Treasurer
   (3) ABC Corp., c/o John Doe, Treasurer ..........................   John Doe
   (4) ABC Corp. Profit Sharing Plan ...............................   John Doe, Trustee

   TRUST ACCOUNTS
   --------------
   (1) ABC Trust ...................................................   Jane B. Doe, Trustee
   (2) Jane B. Doe, Trustee, u/t/d 12/28/78 ........................   Jane B. Doe

   CUSTODIAL OR ESTATE ACCOUNTS
   ----------------------------
   (1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA .........   John B. Smith
   (2) John B. Smith ...............................................   John B. Smith, Jr., Executor

                    SALOMON BROTHERS EMERGING MARKETS INCOME

                                    FUND INC.

                   125 BROAD STREET, NEW YORK, NEW YORK 10004

                                ----------------

                                 PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of Salomon Brothers Emerging Markets Income Fund Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Meeting") to be held at Citigroup Center, 153 East 53rd Street, 14th Floor, New York, New York, on December 11, 2003 at 3:00 p.m., New York time (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about November 12, 2003. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of a Director. The close of business on November 4, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. For purposes of the Meeting, each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On November 4, 2003, there were 4,110,014 shares of the Fund's common stock outstanding.

     In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's capital stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the Meeting may be adjourned to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

     Salomon Brothers Asset Management Inc ("SBAM"), whose principal business address is 399 Park Avenue, New York, New York 10022, is the Fund's investment adviser and administrator. SBAM is an indirect wholly-owned subsidiary of Citigroup Inc.


                               SUMMARY OF PROPOSAL


PROPOSAL                              CLASS OF STOCKHOLDERS SOLICITED
--------                              -------------------------------
1. Election of Class II Directors
   Daniel Cronin                          Holders of Common Stock
   Carol L. Colman                        Holders of Common Stock

   Election of Class I Directors
   William R. Hutchinson                  Holders of Common Stock
   Dr. Riordan Roett                      Holders of Common Stock
   Jeswald W. Salacuse                    Holders of Common Stock

                        PROPOSAL 1: ELECTION OF DIRECTORS

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, the holders of common stock will be asked to elect two Class II Directors and three Class I Directors to hold office until the year 2004 Annual Meeting of Stockholders and the year 2006 Annual Meeting of Stockholders, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The persons named in the form of proxy accompanying the proxy statement intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. Two of the nominees for election, Ms. Colman and Mr. Cronin, are currently members of the Fund's Board of Directors but have not been previously elected as Directors by the Fund's stockholders. Mr. Hutchinson has been nominated by the Board of Directors to be elected at the Meeting to serve as a Class I Director. Each nominee has indicated that he or she will serve if elected, but if he or she should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

     The following table provides information concerning the nominees for election as Directors of the Fund:


                                                                                     NUMBER OF
                                                                                    PORTFOLIOS
                                                                                    ADVISED BY
                                                                                     SBAM AND
                                                                 PRINCIPAL          OVERSEEN BY
                            POSITION(S)                        OCCUPATION(S)         DIRECTOR           OTHER
     NAME, ADDRESS           HELD WITH       LENGTH OF          DURING PAST         (INCLUDING      DIRECTORSHIPS
        AND AGE*               FUND         TIME SERVED           5 YEARS            THE FUND)     HELD BY NOMINEE
-----------------------   --------------   -------------   ---------------------   ------------   ----------------
CLASS II DIRECTORS
NON-INTERESTED DIRECTOR NOMINEES
Daniel Cronin              Director and    Since 2003        Associate General          28        None
 Pfizer Inc.                Member of                        Counsel, Pfizer Inc.
 235 East 42nd Street       the Audit
 New York, NY 10017         Committee
 Age: 57

Carol L. Colman            Director and     Since 2003       President, Colman          31        None
 Colman Consulting          Member of                        Consulting Co., Inc.
 Co., Inc.                  the Audit
 278 Hawley Road            Committee
 North Salem, NY 10560
 Age: 57


----------
* It is the practice of the Fund that upon attainment of age 80, Fund Directors are required to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years, during such time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund Directors together with reasonable out-of-pocket expenses for each meeting attended.

                                                                                          NUMBER OF
                                                                                         PORTFOLIOS
                                                                                         ADVISED BY
                                                                                          SBAM AND
                                                                        PRINCIPAL        OVERSEEN BY
                                     POSITION(S)                      OCCUPATION(S)       DIRECTOR            OTHER
          NAME, ADDRESS               HELD WITH       LENGTH OF        DURING PAST       (INCLUDING       DIRECTORSHIPS
             AND AGE                     FUND        TIME SERVED         5 YEARS          THE FUND)      HELD BY NOMINEE
--------------------------------- ----------------- ------------- --------------------- ------------ ----------------------
CLASS I DIRECTORS
NON-INTERESTED DIRECTOR NOMINEES
William R. Hutchinson             N/A               N/A           President, WR         40           Director,
 535 N. Michigan                                                  Hutchinson &                       Associated Bank;
 Suite 1012                                                       Associates, Inc.                   Director,
 Chicago, IL 60611                                                (Consultant); Group                Associated
 Age: 60                                                          Vice President,                    Banc-Corp.
                                                                  Mergers &
                                                                  Acquisitions, BP
                                                                  Amoco p.l.c.

Dr. Riordan Roett                 Director and      Since         Professor and         30           The Latin America
 The Johns Hopkins University     Member of         1995          Director, Latin                    Equity Fund, Inc.
 1740 Massachusetts Ave. NW       the Audit                       American Studies
 Washington, DC 20036             Committee                       Program, Paul H.
 Age: 64                                                          Nitze School of
                                                                  Advanced
                                                                  International
                                                                  Studies, The Johns
                                                                  Hopkins University.

Jeswald W. Salacuse               Director and      Since         Henry J. Braker       30           Director of two
 Tufts University                 Member of the     1994          Professor of                       registered investment
 The Fletcher School              Audit Committee                 Commercial Law                     companies advised by
 of Law & Diplomacy                                               and formerly Dean,                 Advantage Advisers,
 Packard Avenue                                                   The Fletcher School                Inc. ("Advantage").
 Medford, MA 02155                                                of Law &
 Age: 65                                                          Diplomacy, Tufts
                                                                  University.

     The following table provides information concerning the remaining Directors of the Fund:



                                                                                           NUMBER OF
                                                                                           PORTFOLIOS
                                                                                           ADVISED BY
                                                                                            SBAM AND
                                                                    PRINCIPAL             OVERSEEN BY        OTHER
                            POSITION(S)                           OCCUPATION(S)             NOMINEE      DIRECTORSHIPS
      NAME, ADDRESS          HELD WITH       LENGTH OF             DURING PAST             (INCLUDING       HELD BY
         AND AGE                FUND        TIME SERVED              5 YEARS               THE FUND)        NOMINEE
------------------------ ----------------- ------------- ------------------------------- ------------- ----------------
CLASS III DIRECTORS
NON-INTERESTED DIRECTOR
Leslie H. Gelb              Director and    Since 1994   President Emeritus and Senior        33       Britannica.com,
 The Council on              Member of                   Board Fellow, The Council on                  Director of two
 Foreign Relations           the Audit                   Foreign Relations; formerly                   registered
 58 East 68th Street         Committee                   Columnist, Deputy Editorial                   investment
 New York, NY 10021                                      Page Editor and Editor, Op-Ed                 companies
 Age: 66                                                 Page, The New York Times.                     advised by
                                                                                                       Advantage.
INTERESTED DIRECTOR
R. Jay Gerken**               Director        Since      Managing Director of                219       None
 125 Broad Street             Chairman         2002      Citigroup Global Markets Inc.
 New York, NY 10004             and                      ("CGM"); Chairman, President
 Age: 52                  Chief Executive                and Chief Executive Officer of
                              Officer                    SBFM, Travelers Investment
                                                         Adviser, Inc ("TIA") and Citi
                                                         Fund Management Inc.
                                                         ("CFM"); President and Chief
                                                         Executive Officer of certain
                                                         mutual funds associated with
                                                         Citigroup Inc.; Formerly,
                                                         Portfolio Manager of Smith
                                                         Barney Allocation Series Inc.
                                                         (from 1996-2001) and Smith
                                                         Barney Growth and Income
                                                         Fund (from 1996-2001).

** Mr. Gerken is an "interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because he is a Managing Director of CGM, an affiliate of SBAM, the Fund's investment adviser.


     The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2002:



                                     DOLLAR RANGE(1) OF EQUITY     AGGREGATE DOLLAR RANGE(1) OF EQUITY SECURITIES IN ALL FUNDS
     NAME OF DIRECTOR/NOMINEE          SECURITIES IN THE FUND         OVERSEEN BY DIRECTOR/NOMINEE AND ADVISED BY SBAM
----------------------------------   -------------------------   ----------------------------------------------------------
NON-INTERESTED DIRECTORS/NOMINEES
Carol L. Colman                                 A                                             E
Daniel P. Cronin                                A                                             C
Leslie H. Gelb                                  B                                             B
William R. Hutchinson                           A                                             B
Dr. Riordan Roett                               B                                             B
Jeswald W. Salacuse                             B                                             C

INTERESTED DIRECTOR/NOMINEE
R. Jay Gerken                                   A                                             E

----------
(1)   A. None
      B. $1-$10,000
      C. $10,001-$50,000
      D. $50,001-$100,000
      E. over $100,000

     No Director or nominee for election as Director who is not an "interested person" of the Fund as defined in the 1940 Act, nor any immediate family member of such persons, had any interest in SBAM, the Fund's investment adviser, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with SBAM as of November 1, 2003.


RESPONSIBILITIES OF THE BOARD OF DIRECTORS

     The Board of Directors is responsible for ensuring that the Fund is managed in the best interest of its stockholders. The Directors oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including SBAM, the custodian and the transfer agent. As part of this process, the Directors consult with the Fund's independent auditors and with their own separate independent counsel.

     The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has an audit committee which meets periodically during the year and whose responsibilities are described below.

     The Directors regularly review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to and monitor the Fund's management to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, SBAM and its affiliates and other funds and clients managed by SBAM to ensure that the Fund is managed in a manner which is in the best interest of the Fund's stockholders.

     The Fund's executive officers are chosen each year at the meeting of the Board of Directors of the Fund immediately following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. In addition to Mr. Gerken, the Fund's Chairman, the executive officers of the Fund are:


                                          POSITION(S)
                                           HELD WITH             LENGTH OF               PRINCIPAL OCCUPATION(S)
     NAME, ADDRESS AND AGE                   FUND               TIME SERVED                DURING PAST 5 YEARS
-------------------------------   --------------------------   -------------   ------------------------------------------
Peter J. Wilby CFA                President                     Since 2002     Managing Director of CGM and SBAM
  Citigroup Asset Management
  ("CAM")                         Executive Vice President      1994-2002
  399 Park Avenue, 4th Floor
  New York, NY 10022
  Age: 44

Lewis E. Daidone                  Executive Vice President      Since 2002     Managing Director of CGM; Chief
  CAM                             and Chief Administrative                     Administrative Officer of mutual funds
  125 Broad Street, 11th Floor    Officer                                      associated with Citigroup Inc.; Chief
  New York NY 10004                                                            Financial Officer of certain funds
  Age: 46                         Executive Vice                1998-2002      associated with Citigroup Inc.; Formerly,
                                  President and Treasurer                      Treasurer of mutual funds associated
                                                                               with Citigroup Inc.; Director and Senior
                                                                               Vice President of SBFM and TIA;
                                                                               Director of CFM

                                          POSITION(S)
                                           HELD WITH             LENGTH OF              PRINCIPAL OCCUPATION(S)
     NAME, ADDRESS AND AGE                   FUND               TIME SERVED               DURING PAST 5 YEARS
-------------------------------   --------------------------   -------------   ----------------------------------------
James E. Craige, CFA              Executive Vice President      Since 1999     Managing Director of CGM and SBAM;
  CAM                                                                          Director of CCM and SBAM
  399 Park Avenue 4th Floor
  New York, NY 10022
  Age 35

Thomas K. Flanagan, CFA           Executive Vice President      Since 1994     Managing Director of CCM and SBAM
  CAM
  399 Park Avenue 4th Floor
  New York, NY 10022
  Age 50

Frances M. Guggino                Controller                    Since 2002     Vice President, CGM; Controller of
  CAM                                                                          certain funds associated with Citigroup
  125 Broad Street, 10th Floor                                                 Inc.
  New York, NY 10004
  Age: 45

Christina T. Sydor                Secretary                     Since 1998     Managing Director of CGM; General
  CAM                                                                          Counsel and Secretary of SBFM and TIA;
  300 First Stamford Place                                                     Secretary of certain funds associated
  Stamford, CT 06902                                                           with Citigroup Inc.
  Age: 52

     The Fund's Audit Committee is composed of all of the Directors who are not "interested persons" of the Fund, SBAM or its affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. The principal functions of the Audit Committee are to: (a) oversee the scope of the Fund's audit, the Fund's accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as that term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by such independent auditors. This Committee met twice during the fiscal year ended August 31, 2003. The Fund adopted an Audit Committee Charter at a meeting held on October 22, 2003, a copy of which is attached to this Proxy Statement as Exhibit A. The Directors constituting the Fund's Audit Committee also constitute the Fund's Nominating Committee. The Nominating Committee met twice during the fiscal year ended August 31, 2003. The Nominating Committee selects and nominates new non-interested directors. The Nominating Committee will accept nominations for the office of Director made by shareholders in a written request addressed to the Secretary of the Fund which includes biographical data and sets forth the qualifications of the proposed nominee. The Fund has a Valuation Committee composed of the Chairman and at least one non-interested Director. The Valuation Committee is charged with determining fair value prices for securities when required. The Valuation Committee met once during the fiscal year ended August 31, 2003. The Fund does not have a Compensation Committee.

     During the fiscal year ended August 31, 2003, the Board of Directors held four regular meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and any committee on which he or she served.

                          REPORT OF THE AUDIT COMMITTEE

     In connection with a meeting of the Audit Committee on October 22, 2003, the Audit Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with

PricewaterhouseCoopers LLP ("PwC"), the independent auditors to the Fund, the matters (such as the quality of the Fund's accounting principals and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) previously received written confirmation from PwC that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with PwC the auditors' independence. Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended August 31, 2003.


                              ADDITIONAL MATTERS

     A representative of PwC will be available by telephone at the Meeting to answer appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid from the Fund to each Director during the fiscal year ended August 31, 2003 and the total compensation paid to each Director during the calendar year ended December 31, 2002. Each of the Directors listed below is a member of the Fund's Audit Committee and Nominating Committee and other committees of certain other investment companies advised by SBAM and its affiliates, and accordingly, the amounts provided in the table include compensation for service on such committees. The Fund does not provide any pension or retirement benefits to Directors. Aggregate fees and expenses (including reimbursement for travel and out-of-pocket expenses) of $13,391 were paid to the Directors by the fund during the fiscal year ended August 31, 2003. In addition, no remuneration was paid during the fiscal year ended August 31, 2003 by the Fund to Mr. Gerken, who is an "interested person" as defined in the 1940 Act.



                                                                               TOTAL COMPENSATION FROM THE FUND AND OTHER
                                 AGGREGATE COMPENSATION FROM THE FUND FOR     FUNDS ADVISED BY SBAM AND ITS AFFILIATES FOR
      NAME OF DIRECTORS                THE FISCAL YEAR ENDED 8/31/03                THE CALENDAR YEAR ENDED 12/31/02
     ------------------          ----------------------------------------     --------------------------------------------
Carol L. Colman .............                     $3,350                                        $90,950
Daniel Cronin ...............                     $2,650                                        $90,300
Leslie H. Gelb ..............                     $7,600                                        $63,400
Dr. Riordan Roett ...........                     $9,200                                        $93,400
Jeswald W. Salacuse .........                     $8,500                                        $81,700

     During the Fund's last fiscal year, total compensation paid by the Fund to a Director emeritus totaled $3,900.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     At November 4, 2003, the Directors and officers of the Fund, individually and as a group, owned beneficially less than 1% of the outstanding shares of each class of the Fund's capital stock. To the knowledge of the Fund's management, no person owned of record, or owned beneficially, more than 5% of the Fund's outstanding shares of capital stock at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 3,960,533 common shares, equal to approximately 96% of the outstanding common shares of the Fund's capital stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's Directors and officers, persons who own more than 10% of the Fund's capital stock, SBAM, and its respective directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, Inc. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings. Based solely on its review of the copies of such filings received by it and certain other information received by it, the Fund believes that, for the fiscal year ended August 31, 2003, all filing requirements applicable to such persons were complied with except that a timely filing was not made for Evan Merberg on Form 3. However, during the Fund's fiscal year ended August 31, 2003, no purchases and sales were made by Mr. Merberg, and he has subsequently filed a Form 3.


REQUIRED VOTE

     The election of Ms. Colman and Messrs. Cronin, Hutchinson, Roett and Salacuse as Directors requires a plurality of the votes cast by the holders of shares of Common Stock present or represented by proxy at the Meeting at which a quorum is present. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for Directors.

     THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS," UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR.


                      FEES PAID TO INDEPENDENT ACCOUNTANTS

     AUDIT FEES. The fees for the annual audit of the Fund's financial statements by PricewaterhouseCoopers LLP ("PwC") for the fiscal year ended August 31, 2003 were $53,000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees billed for financial information systems design and implementation services rendered by PwC to the Fund, SBAM, and entities controlled by or affiliated with SBAM that provide services to the Fund for the fiscal year ended August 31, 2003.

     ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Fund, SBAM and entities controlled by or affiliated with SBAM that provide services to the Fund for the fiscal year ended August 31, 2003 were $14,700. The Fund's Audit Committee has determined that provision of these non-audit services is compatible with maintaining the independence of PwC.


                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2004 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than July 15, 2004. Any stockholder who desires to submit a proposal at the Fund's 2004 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Salomon Brothers Emerging Markets Income Fund Inc., 125 Broad Street, New York, New York 10004) during the period from September 12, 2004 to October 12, 2004. However, if the Fund's 2004 Annual Meeting of Stockholders is held earlier than November 11, 2004 or later than February 9, 2005, such written notice must be delivered to the Secretary of the Fund during the period from 90 days before the date of the 2004 Annual Meeting to the later of 60 days prior to the date of the 2004 Annual Meeting or 10 days following the public announcement of the date of the 2004 Annual Meeting.

                               OTHER INFORMATION

     The Fund's Annual Report containing financial statements for the fiscal year ended August 31, 2003 is available free of charge by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling toll-free 1-888-777-0102.


                        EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM or its affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.


                                OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

November 12, 2003

                                                                      EXHIBIT A


                            AUDIT COMMITTEE CHARTER
                  AMENDED AND RESTATED AS OF OCTOBER 22, 2003


ESTABLISHMENT AND PURPOSE

     This document serves as the Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management or Salomon Brothers Asset Management or one of their affiliates (each, an "Adviser") listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to (a) oversee the scope of the Fund's audit, the Fund's accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as such term is defined below) for their ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as approving the compensation thereof; and
(c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by such independent auditors.


DUTIES AND RESPONSIBILITIES

     The Fund's independent auditors are accountable to the Committee.

     The Committee shall:

     1. Approve, and recommend to the Independent Board Members for their ratification, the selection, appointment, retention or termination of the Fund's independent auditors, or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Fund, and approve the compensation thereof.

     2. Confirm with any independent auditor retained to provide audit services that the independent auditor has ensured the appropriate rotation of the lead audit partner pursuant to applicable regulations.

     3. Approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any


----------
1 The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services;
     (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

     Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided by (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides

          Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from the Adviser and from the independent auditors a list of audit and permissible non-audit services that can be expected to be rendered to the Fund, the Adviser or any Covered Service Providers by the Fund's independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee (the "Chairperson") and at least one other member of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next meeting after the sub-committee's meeting, its decision(s). From year to year, and at such other times as the Committee deems appropriate, the Committee shall report to the Board whether this system of approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such other policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than the Adviser or the Fund's officers).

     4. Discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors.

     5. Review, in consultation with the independent auditors, the proposed scope of the Fund's audit each year, including the audit procedures to be utilized in the review of the Fund's financial statements.

     6. Inquire of the Adviser and the independent auditors as to significant tax and accounting policies elected by the Fund (including matters affecting qualification under Subchapter M of the Internal Revenue
          Code).

     7. Review with the independent auditors any problems or difficulties the auditors may have encountered during the conduct of the audit, including a discussion with the independent auditors of the matters required to be discussed by Statement on Auditing Standards No. 61, or any subsequent Statement, relating to the conduct of the audit.

     8. Review, in consultation, as appropriate, with the independent auditors and significant Fund service providers, matters relating to internal controls over financial reporting and disclosure controls and procedures of the Fund and of the Fund's significant service providers.

     9. Request, receive and/or review from the independent auditors such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this Charter; such materials may include, without limitation, any other material written communications bearing on the Fund's financial statements, or internal or disclosure controls, between the independent auditors and the Fund, the Adviser or other Fund service providers, such as any management letter or schedule of unadjusted


----------
     ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

          differences, and any comment or "deficiency" letter (to the extent such letters relate to financial reporting) received from a regulatory or self-regulatory organization addressed to the Fund or the Adviser that relates to services rendered to the Fund.

     10. For each closed-end Fund, establish procedures for the receipt, retention and treatment of complaints that the Fund may receive regarding Fund accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by Fund officers or employees or Fund service providers of concerns regarding questionable accounting or auditing matters related to the Fund.

     11. For each closed-end Fund, consider and, if appropriate, recommend the publication of the Fund's annual audited financial statements in the Fund's annual report in advance of the printing and publication of the annual report, based on its review and discussions of such annual report with the independent auditors, the Fund's officers and the Adviser.

     12. For each closed-end Fund, prepare the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission for inclusion in the Fund's annual Proxy Statement.

     13. For each closed-end Fund, review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Charter to the Board for approval.

     The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding, as determined by the Committee, for the Committee to carry out its duties and its responsibilities, including (a) for review of compensation to be paid to, or paid to, or services to be provided by, or provided by, the Fund's independent auditors or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any outside legal, accounting or other advisors, counsel or consultants employed by the Committee and (c) for the ordinary administrative expenses of the Committee. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, the Adviser, the Fund's sub-adviser(s), if any, the Fund's counsel and the Fund's other service providers.

COMPOSITION

     The Committee shall be composed of each Board member who has been determined not to be an "interested person," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), of the Fund (the "Independent Board Members"), or such lesser number as the Board of the Fund may specifically determine and reflect in the Board's minutes, each of whom shall be financially literate and at least one of whom shall have accounting or related financial management expertise as determined by the Fund's Board in its business judgment. Each member of the Committee must also meet the independence and experience requirements as set forth in Section 303.01(B) of the New York Stock Exchange's Listed Company Manual or as set forth in Section 121(a) of the American Stock Exchange's listing standards, as applicable, and the independence requirements applicable to investment companies set forth in Section 10A(m) of the Securities Exchange Act of 1934. The Committee shall elect a Chairperson, who shall preside over Committee meetings. The Chairperson shall serve for a term of three years, which term may be renewed from time to time.

MEETINGS

     The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. The Committee may request any officer or employee of the Fund, the Fund's counsel, the Adviser, the Fund's independent auditors or other interested persons to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will meet with the Fund's independent auditors at least once a year outside the presence of the Fund's and the Adviser's officers and employees. Meetings of the Committee may be held in person, by telephone or by other appropriate means.

     One-third of the Committee's members, but not fewer than two members, shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote


REPORTING

     The Chairperson shall report to the Board on the result of the Committee's deliberations and make such recommendations as deemed appropriate.


LIMITS ON ROLE OF COMMITTEE

     The function of the Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out proper audits and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board) and (iii) statements made by the officers and employees of the Fund, the Adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. The designation of a person as an "audit committee financial expert," within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

     In carrying out its responsibilities, the Committee's policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment


AMENDMENTS

     This Charter may be amended by a vote of a majority of the Board members.

                                                                     Appendix A

                     Salomon Brothers Series Funds Inc (SFS)

             Salomon Brothers Institutional Series Funds Inc (ISFS)

                Salomon Brothers Variable Series Funds Inc (VSFS)

        Salomon Brothers Emerging Markets Floating Rate Fund Inc. (EFL) *

           Salomon Brothers Emerging Markets Income Fund Inc. (EMD) *

          Salomon Brothers Emerging Markets Income Fund II Inc. (EDF) *

              Salomon Brothers Global High Income Fund Inc. (EHI) *

            Salomon Brothers Global Partners Income Fund Inc. (GDF) *

                 Salomon Brothers High Income Fund Inc. (HIF) *

                Salomon Brothers High Income Fund II Inc. (HIX) *

              Salomon Brothers Municipal Partners Fund Inc. (MNP) *

            Salomon Brothers Municipal Partners Fund II Inc. (MPT) *

               Salomon Brothers Worldwide Income Fund Inc. (SBW) *

    Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. (SBG) *



----------
* Closed-end Funds. The duties and responsibilities of paragraphs 10, 11, 12 and 13 and any other provision applicable exclusively to closed-end funds apply to these funds only.

                       ANNUAL MEETING OF STOCKHOLDERS OF


               SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

                               DECEMBER 11, 2003





                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.


                             | Please detach along perforated line and mail in the envelope provided. |

---------------------------------------------------------------------------------------------------------------------------------

                          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]
---------------------------------------------------------------------------------------------------------------------------------
       1. Election of Directors:                                 2. Any other business that may properly come before the Meeting.

                                   NOMINEES:                     Please complete, sign and date the proxy and mail in accompanying
      [ ] FOR ALL NOMINEES         O Carol L. Colman             postpaid envelope.
                                   O Daniel Cronin
      [ ] WITHHOLD AUTHORITY       O William R. Hutchinson
          FOR ALL NOMINEES         O Dr. Riordan Roett
                                   O Jeswald W. Salacuse
      [ ] FOR ALL EXCEPT
          (See instructions below)






INSTRUCTION: To withhold authority to vote for any individual
------------ nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold,
             as shown here:
----------------------------------------------------------------






----------------------------------------------------------------                             I will be attending the Meeting. [ ]
To change the address on your account, please check the box
at right and indicate your new address in the address space  [  ]
above. Please note that changes to the registered name(s)
on the account may not be submitted via this method.
----------------------------------------------------------------

















Signature of Stockholder [                        ] Date: [        ] Signature of Stockholder [                     ] Date: [    ]

    NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.
          When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.


--------------
   PROOF # 2
--------------
















               SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints R. Jay Gerken, Lewis E. Daidone, and Robert M.Nelson and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Salomon Brothers Emerging Markets Income Fund Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at Citigroup Center, 153 East 53rd Street, 14th Floor, New York, New York on Thursday, December 11, 2003, at 3:00 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTOR.

     Please refer to the Proxy Statement for a discussion of the Proposal.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)